                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


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                                   F O R M   8 - K


                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 12, 1998
                                                -----------------------------

                            Cytoclonal Pharmaceutics Inc.
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                  (Exact name of Registrant as Specified in Charter)


          Delaware                     0-26918                75-2402409
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(State or Other Jurisdiction        (Commission)           (IRS Employer
     of Incorporation)               File Number)          Identification No.)


9000 Harry Hines Boulevard, Suite 330, Dallas, Texas                 75235
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (214) 353-2922
                                                  -----------------------------

                                        N/A
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            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On June 12, 1998, Cytoclonal Pharmaceutics Inc. (the "Company") entered into a Master License Agreement (the "BMS License Agreement") and a Sponsored Research Agreement (the "R&D Agreement") with Bristol-Meyers Squibb Company ("BMS"). Pursuant to the BMS License Agreement, the Company granted to BMS an exclusive sublicense under (i) the Company's License Agreement with The Research & Development Institute, Inc. at Montana State University ("RDI") (the "RDI Agreement"), and (ii) the Company's License Agreement with the Washington State University Research Foundation ("WSURF") (the "WSURF Agreement"). Pursuant to the RDI Agreement, the Company acquired a license to certain patents and technology relating to the use of microorganisms for the production of paclitaxel and other taxanes and components. Pursuant to the WSURF Agreement, the Company acquired a license to certain patents and technology relating to the several genes coded for the enzymes involved in the biosynthesis of paclitaxels and other taxanes. The term of the BMS License Agreement shall run, subject to earlier termination in certain circumstances, as to each CPI-Covered Product (as defined) in each country of the Territory (as defined) until the later of (i) ten (10) years from the First Commercial Sale (as defined) of such CPI-Covered Product in such country, or (ii) such time as neither the making, use nor sale at the time by BMS, its affiliates or sublicensees in such country of such CPI-Covered Product would not infringe (a) any U.S. or foreign patents or patent applications, including reissues, renewals, extensions, continuations or continuations-in-part, copyrights or trademarks owned and licensed by RDI to the Company under the RDI Agreement, (b) certain U.S. and foreign patents or patent applications owned by WSURF and licenced by WSURF to the Company under the WSURF Agreement and (c) other licensed property, including Licensed Cell Lines, the Licensed Gene Materials, the Novel Taxanes from Fermentation, the Novel Taxanes from Covered Cell Line, the Licensed CPI-Technology and the Improvements (as those terms are defined), together with all patent rights pertaining thereto, to the extent that such patent rights are not already part of the RDI Agreement and WSURF Agreement. BMS shall have the right to terminate the BMS License Agreement after December 12, 1998, effective upon ninety (90) days notice, in which event the BMS sublicense under the RDI Agreement and WSURF Agreement would terminate.

     In addition, pursuant to the BMS License Agreement, BMS was granted a right of first negotiation during the term of the BMS License Agreement to obtain from the Company an exclusive, world-wide right to license or sublease to all or a part of any CPI Technology (as defined). The BMS License Agreement contemplates sales based royalty payments and payments by BMS to the Company against the advent of certain milestones and royalties.

     The R&D Agreement, renewable by BMS for successive one-year periods thereafter, provided that the BMS License Agreement remains in effect at the time, contemplates a program directed toward developing microbial fermentation and genetic engineering technologies for the production of paclitaxel and other taxanes.


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

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CYTOCLONAL PHARMACEUTICS INC.


Date: September 9, 1998            By: /s/ Daniel Shusterman
                                      ----------------------------------------
                                      Daniel Shusterman, J.D.
                                      Vice President Operations
                                      Treasurer and Chief Financial Officer












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

                                    EXHIBIT INDEX

EXHIBIT                                                                  PAGE
NUMBER    DESCRIPTION                                                   NUMBER
-------   -----------                                                   ------
10.1*     Master License Agreement, dated as of June 12, 1998,
          between the Company and Bristol-Myers Squibb Company

10.2*     Sublicense Agreement, dated May 27, 1998, between the
          Company and Bristol-Myers Squibb Company under The Research
          & Development Institute, Inc. License Agreement, as amended, dated June 10, 1993

10.3*     Sublicense Agreement, dated May 19, 1998, between the
          Company and Bristol-Myers Squibb Company under the Washington State University Research Foundation
          License Agreement, dated July 8, 1996

10.4* Amended and Restated License Agreement, dated June 3, 1998, between the Washington State University Research Foundation and the Company

10.5*     Amendment, dated May 27, 1998, to that certain License
          Agreement, dated June 10, 1993, between The Research and Development Institute, Inc. and the Company







--------------------------
* Confidential Portions omitted and filed separately with the U.S. Securities Commission pursuant to Rule 24b-2 promulgated under the Securities
     Exchange Act of 1934, as amended.







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